(12) Commitments and Contingencies: Data Subscriber Service Agreement: ScheduleOfDataSubscriberServiceAgreementPayment (Details) (Scenario, Previously Reported, USD $)	Sep. 30, 2012
Scenario, Previously Reported
DataSubscriberServiceAgreementPayment Due	$ 300,000
DataSubscriberServiceAgreementPayment Year 2	300,000
DataSubscriberServiceAgreementPayment Year 3	300,000
DataSubscriberServiceAgreementPayment Total	$ 900,000